UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2025

AquaBounty Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Ayer Road, Suite 4, Harvard, Massachusetts

(Address of principal executive offices)

01451

(Zip Code)

978-648-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 5.02 of this Current Report on Form 8-K/A is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported by AquaBounty Technologies, Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2025 (the “Initial Form 8-K”), on October 28, 2025, Rick Sterling delivered to the Company a written notice of resignation from the Board of Directors of the Company (the “Board”), with such resignation to become effective contingent upon the satisfaction of certain conditions, including the filing of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, and subject to the satisfaction of certain additional conditions, including the closing of the transactions contemplated by the applicable note purchase agreements and the placement or purchase of a customary directors’ and officers’ liability insurance tail policy (the “Sterling Resignation Notice”).

On March 31, 2026, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Pursuant to the express terms of the Sterling Resignation Notice, because the conditions to the effectiveness of Mr. Sterling’s resignation were not satisfied as of such date, the Sterling Resignation Notice was deemed withdrawn and of no further force or effect. There was no placement or purchase of a customary directors’ and officers’ liability insurance tail policy, as contemplated in the Sterling Resignation Notice. Accordingly, Mr. Sterling has not resigned from the Board and continues to serve as a director of the Company.

Mr. Sterling’s resignation notice was not submitted as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Except as expressly set forth herein, this Current Report on Form 8-K/A does not amend the Initial 8-K in any way and does not modify or update any other disclosures contained in the Initial 8-K. This Current Report on Form 8-K/A supplements the Initial 8-K and should be read in conjunction with the Initial 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)

Date: March 31, 2026	/s/ David A. Frank
David A. Frank
Interim Chief Executive Officer, Chief Financial Officer and Treasurer